UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 3, 2018

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.
Zillow Group, Inc. (“Zillow Group”) today issued a press release announcing its financial results for the fiscal quarter ended March 31, 2018. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim Chief Financial Officer and Interim Chief Accounting Officer; Retirement of Chief Financial Officer and Chief Accounting Officer
On May 3, 2018, the board of directors (the “Board”) of Zillow Group appointed Jennifer Rock, currently Zillow Group’s Vice President, Financial Reporting, Technical Accounting, and Financial Planning and Analysis, as Zillow Group’s Interim Chief Financial Officer and Interim Chief Accounting Officer, effective May 31, 2018. Ms. Rock will succeed Kathleen Philips, who has informed the company of her intention to retire from her roles as Chief Financial Officer, Chief Accounting Officer, Treasurer, and Corporate Secretary as of May 31, 2018. Ms. Philips is expected to remain Zillow Group’s Chief Legal Officer through December 31, 2018.
Ms. Rock, 36, has served in various roles at Zillow Group and its predecessor, Zillow, Inc., since March 2011. Ms. Rock has served as Vice President, Financial Reporting, Technical Accounting, and Financial Planning and Analysis since March 2018. She served as Vice President, Financial Reporting and Technical Accounting, from February 2017 to March 2018, and as Vice President, Financial Reporting and Compliance, from February 2015 to February 2017. Ms. Rock was the Senior Director of Financial Reporting from February 2014 to February 2015, Director of Financial Reporting from August 2012 to February 2014, Senior Manager of Financial Reporting from August 2011 to August 2012, and Manager of Financial Reporting from March 2011 to August 2011. Prior to joining the company, Ms. Rock was an audit manager at KPMG, a provider of audit, tax, and other advisory services. Ms. Rock holds a B.A. and Master of Accountancy from Gonzaga University.
In connection with her appointment as Interim Chief Financial Officer and Interim Chief Accounting Officer, the Board increased Ms. Rock’s base salary to $540,000, to be effective during such time as Ms. Rock serves as Interim Chief Financial Officer and Interim Chief Accounting Officer, and Ms. Rock and the company entered into an indemnification agreement providing for Ms. Rock’s contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted by the Washington Business Corporation Law, substantially in the form filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Zillow Group is conducting a search for a new chief financial officer and chief accounting officer.
Compensatory Arrangements of Certain Officers
Zillow Group has entered into an Executive Employment and Retirement Agreement and Release (the “Agreement”) with Ms. Philips. Pursuant to the Agreement, Ms. Philips will continue to serve as Zillow Group’s Chief Financial Officer, Chief Accounting Officer, Treasurer, and Corporate Secretary through May 31, 2018 (or such earlier date as a new Chief Financial Officer or Interim Chief Financial Officer is hired or appointed) and as Chief Legal Officer through December 31, 2018 (the “Interim Period of Employment”). From January 1, 2019 through August 31, 2020 (the “Transition Period”), Ms. Philips will continue to be employed as an advisor unless employment sooner terminates under the Agreement (the last date of employment, the “Separation Date”).
During the Interim Period of Employment, Ms. Philips will be paid her current base salary and remain eligible to participate in the company’s health and welfare benefit plans. During the Transition Period, Ms. Philips will be paid a base salary of $40,000 and remain eligible to participate in the company’s health and welfare benefit plans. Subject to continued employment, Ms. Philips’ outstanding stock options will continue to vest until the Separation Date and any unvested portions will terminate upon the Separation Date; provided, however, that if Ms. Philips’ employment terminates by reason of death or total disability, her then outstanding options will become vested as to those portions that would have otherwise vested as of the Separation Date. The vested portions of options will remain exercisable for the three months following termination of employment (or one year in the event of termination by reason of death or total disability).
Upon effectiveness of the Agreement, Ms. Philips current employment agreement with the company will terminate.
The Agreement provides for customary general releases and waivers of claims by Ms. Philips against the company. Ms. Philips remains subject to her obligations under her confidentiality and noncompetition agreement with the company.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve risks and uncertainties. Differences may result from actions taken by the Board, as well as from risks and uncertainties beyond the company’s control. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017 and in the company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1*
Form of Indemnification Agreement between Zillow Group, Inc. and each of its directors and executive officers (Filed as Exhibit 10.9 to Registrant’s Current Report on Form 8-K12B filed with the Securities and Exchange Commission on February 17, 2015 and incorporated herein by reference).

10.2*	Executive Employment and Retirement Agreement and Release, dated May 3, 2018, between Zillow Group, Inc. and Kathleen Philips.
10.3*
Executive Employment Agreement by and between Kathleen Philips and Zillow, Inc. (Filed as Exhibit 10.16 to Zillow, Inc.’s Amendment No. 1 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission (SEC File No. 333-173570) on May 23, 2011 and incorporated herein by reference).

99.1	Press release dated May 7, 2018 entitled “Zillow Group First Quarter 2018 Revenue Increased 22% Year-over-Year" issued by Zillow Group, Inc. on May 7, 2018.
99.2	Press release dated May 7, 2018 entitled “Zillow Group CFO Kathleen Philips to Retire” issued by Zillow Group, Inc. on May 7, 2018.

*    Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2018	ZILLOW GROUP, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer